MUNIHOLDINGS
                                                              INSURED FUND, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              October 31, 1998

                         MUNIHOLDINGS INSURED FUND, INC.

The Benefits and
Risks of
Leveraging

MuniHoldings Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

                               MuniHoldings Insured Fund, Inc., October 31, 1998

DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for MuniHoldings Insured Fund, Inc. In this and future reports to shareholders, we will highlight the Fund's performance, describe the recent investment environment and outline investment activities. The Fund seeks to provide shareholders with current income exempt from Federal income tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment-grade municipal obligation bonds.

Since inception (May 1, 1998) through October 31, 1998, the Common Stock of MuniHoldings Insured Fund, Inc. earned $0.441 per share income dividends, which included earned and unpaid dividends of $0.072. This represents a net annualized yield of 5.53%, based on a month-end net asset value of $15.82 per share. Over the same period, the total investment return on the Fund's Common Stock was +8.06%, based on a change in per share net asset value from $15.00 to $15.82, and assuming reinvestment of $0.369 per share income dividends.

Since inception (May 1, 1998) through October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.03% for Series A and 3.25% for Series B.

The Municipal Market Environment

During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long- term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy

Our strategy since the Fund's inception (May 1, 1998) has been to seek to enhance tax-exempt income to our Common Stock shareholders. We accomplished this by quickly investing the proceeds from both the initial Common Stock offering and the Auction Market Preferred Stock offering. During the six-month period ended October 31, 1998, we maintained a constructive view of the municipal bond market. Equity markets throughout the world entered a very volatile stage, triggered by the currency crisis in Asia and followed by turmoil in Russia and Latin America. We believed a continuation of equity market declines would have a negative impact on economic growth, further constraining global inflation and allowing for further declines in long-term interest rates. This proved to be true as the increase in financial market volatility caused a flight to quality into US Treasury bonds, pushing interest rates to historic lows. Our strategy enabled the Fund to fully participate in the bond market rally and realize an attractive total return for the period.

We believe that interest rates are likely to continue to trend lower in the months ahead. Global economic growth seems to be slowing substantially. Central banks throughout the world, including the US Federal Reserve Board, are trying to stimulate economic growth by easing monetary policy. However, these actions are likely to have a delayed impact. Consequently, our investment outlook will remain constructive until there are signs that the economy has started responding to the monetary stimulus.

During the six-month period ended October 31, 1998, the yield on the Fund's Auction Market Preferred Stock traded between 3.25% and 4.05%. Leverage is benefiting the Fund's Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of leverage will decline and reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager

December 7, 1998


                                      2 & 3

                               MuniHoldings Insured Fund, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's      Face                                                                              Value
State               Ratings  Ratings     Amount                            Issue                                          (Note 1a)
====================================================================================================================================
Alabama--0.9%         AAA      Aaa       $ 3,000  East Alabama Health Care Authority, Facility Revenue Bonds, TAN,
                                                  Series A, 5.25% due 9/01/2028 (e)                                        $   3,031
====================================================================================================================================
California--11.4%     AAA      Aaa         2,000  California Health Facilities Financing Authority Revenue Bonds
                                                  (Kaiser Permanente), Series A, 5.50% due 6/01/2022 (d)                       2,103
                      AAA      Aaa         5,000  Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation
                                                  Bonds (Rancho Redevelopment Project), 5.25% due 9/01/2026 (e)                5,123
                      AAA      Aaa         5,650  San Francisco, California, City and County Airport Commission,
                                                  International Airport Revenue Bonds, Second Series, Issue 15B,
                                                  5% due 5/01/2024 (e)                                                         5,650
                      AAA      Aaa        10,000  San Joaquin Hills, California, Transportation Corridor Agency,
                                                  Toll Road Revenue Refunding Bonds, Series A, 5.25% due 1/15/2030 (e)        10,238
                      AAA      Aaa        15,000  Stockton, California, Revenue Refunding Bonds, COP (Wastewater
                                                  Systems Project), Series A, 5.20% due 9/01/2029 (e)                         15,345
====================================================================================================================================
Colorado--6.2%        AA       Aa2         8,580  Colorado Springs, Colorado, Utilities Revenue Refunding Bonds
                                                  (System Improvement), Series A, 5.375% due 11/15/2026                        8,862
                      AAA      Aaa        11,545  Denver, Colorado, City and County Airport Revenue Bonds, RITR,
                                                  Series 13, 6.77% due 11/15/2023 (c)(e)                                      12,010
====================================================================================================================================
Florida--0.2%         A1+      VMIG1+        800  Pinellas County, Florida, Health Facilities Authority, Revenue
                                                  Refunding Bonds (Pooled Hospital Loan Program), DATES, 3.70%
                                                  due 11/02/2015 (a)                                                             800
====================================================================================================================================
Georgia--2.9%         BBB-     Baa2        7,500  Effingham County, Georgia, Development Authority, Solid Waste Disposal
                                                  Revenue Bonds (Fort James Project), AMT, 5.625% due 7/01/2018                7,531
                      AAA      Aa2         2,145  Georgia State Housing and Finance Authority Revenue Bonds, S/F
                                                  Mortgage, AMT, Sub-Series A-2, 5.55% due 12/01/2026                          2,180
====================================================================================================================================
Illinois--5.4%        AAA      Aaa         7,765  Chicago, Illinois, Board of Education (Chicago School Reform), UT,
                                                  Series A, 5.25% due 12/01/2027 (b)                                           7,869
                      AAA      Aaa        10,000  Chicago, Illinois, Project and Refunding Bonds, UT, 5.25%
                                                  due 1/01/2020 (f)                                                           10,139
====================================================================================================================================
Indiana--6.0%         AAA      Aaa         8,750  Indiana Health Facilities Financing Authority, Hospital Revenue
                                                  Refunding Bonds (Sisters of Saint Francis Health), Series A,
                                                  5.375% due 11/01/2027 (e)                                                    8,884
                      AAA      Aaa         5,975  Indiana Municipal Power Agency, Power Supply System, Revenue
                                                  Refunding Bonds (Special Obligations First Crossover),
                                                  Series B, 5.30% due 1/01/2020 (e)                                            6,025
                      NR*      Aaa         5,000  Indiana State Housing Finance Authority, S/F Mortgage Revenue Bonds, AMT,
                                                  Series B-3, 5.55% due 1/01/2025                                              5,094
====================================================================================================================================
Iowa--2.0%            AAA      Aaa         6,700  Des Moines, Iowa, Aviation System Revenue Bonds, AMT, Series B,
                                                  5.125% due 7/01/2028 (d)                                                     6,594
====================================================================================================================================
Kentucky--3.0%        AAA      Aaa        10,000  Louisville and Jefferson County, Kentucky, Metropolitan Sewer District,
                                                  Sewer and Drain System, Revenue Refunding Bonds, Series A,
                                                  5.25% due 5/15/2027 (e)                                                     10,178
====================================================================================================================================
Louisiana--1.2%       NR*      Aaa         4,080  Orleans Parish, Louisiana, Parishwide School District, UT, Series A,
                                                  5.125% due 9/01/2022 (f)                                                     4,077
====================================================================================================================================
Massachusetts--5.0%                               Massachusetts State, HFA Revenue Bonds:
                      AAA      Aaa        10,500     (Rental Mortgage), Series C, 5.625% due 7/01/2040 (b)                    10,757
                      AAA      Aaa         6,000     (S/F Mortgage), Series 58, 5.375% due 6/01/2017 (e)                       6,153
====================================================================================================================================
Michigan--3.0%        AAA      Aaa         9,660  Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                                  Metropolitan), Series A, 5.375% due 12/01/2015 (e)                          10,065
====================================================================================================================================
Missouri--3.7%        AA       Aa2         4,500  Cape Girardeau County, Missouri, IDA, Solid Waste Disposal Revenue
                                                  Bonds, AMT (Procter and Gamble Paper Products), 5.30% due 5/15/2028          4,546
                      AAA      Aaa         5,000  Saint Louis, Missouri, Airport Revenue Bonds (Lambert--Saint Louis
                                                  International), Series B, 5.25% due 7/01/2027 (f)                            5,016
                      NR*      Aaa         3,000  Wentzville, Missouri, School District No. R04, UT, 5.05%
                                                  due 3/01/2017 (d)                                                            3,034
====================================================================================================================================
New York--33.7%       AAA      Aaa         3,000  Long Island Power Authority, New York, Electric System Revenue
                                                  Bonds, Series A, 5.50% due 12/01/2029 (e)                                    3,142
                      AAA      Aaa         5,000  Metropolitan Transportation Authority, New York, Dedicated Tax Fund,
                                                  Series A, 5.25% due 4/01/2026 (e)                                            5,109
                      AAA      Aaa         5,515  Nassau County, New York, IDA, Civic Facility Revenue Refunding Bonds
                                                  (Hofstra University Project), 4.75% due 7/01/2028 (e)                        5,278
                                                  New York City, New York, GO:
                      A-       A3         10,000     Series D, 5.25% due 8/01/2021                                            10,073
                      AAA      Aaa         3,500     Series H, 5.125% due 8/01/2025 (e)                                        3,507
                      AAA      Aaa         7,800  New York City, New York, City Municipal Water Finance Authority, Water
                                                  and Sewer System Revenue Bonds, Series A, 5.50% due 6/15/2023 (e)            8,178
                                                  New York State Dormitory Authority Revenue Bonds:
                      AAA      Aaa         8,100     (City University System), Consolidated Third Series 1, 5%
                                                     due 7/01/2026 (f)                                                         8,004
                      AAA      Aaa        39,970     (Mental Health Services Facilities Improvement), Series B, 5.125%
                                                     due 8/15/2021 (e)                                                        40,040
                      AAA      Aaa        12,500     (Mental Health Services Facilities Improvement), Series D, 5%
                                                     due 8/15/2017 (e)                                                        12,521
                      A        A2          9,500  New York State, GO, Series B, 5% due 3/01/2017                               9,532
                      A+       Aa3         7,500  Triborough Bridge and Tunnel Authority, New York, Revenue Refunding
                                                  Bonds (General Purpose), Series A, 5.25% due 1/01/2028                       7,654
====================================================================================================================================
North Dakota--3.4%    NR*      Aaa        11,000  Oliver County, North Dakota, PCR (Residual Certificates), RIB, Series 12,
                                                  6.985% due 1/01/2027 (b)(c)                                                 11,514
====================================================================================================================================
Texas--8.9%           AAA      Aaa        10,000  Brazos River Authority, Texas, PCR, Refunding (Texas Utilities
                                                  Electric Co. Project), AMT, Series A, 5.55% due 5/01/2033 (b)               10,467
                      AAA      Aaa        10,000  Harris County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Bonds, RITR, Series 23, 6.77% due 6/01/2027 (c)            10,155
                      AAA      Aaa         9,000  Texas State Turnpike Authority, Dallas North Thruway Revenue Bonds,
                                                  (President George Bush Turnpike), 5.25% due 1/01/2023 (f)                    9,143
====================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniHoldings Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificate of Participation
DATES     Daily Adjustable Tax-Exempt Securities
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
TAN       Tax Anticipation Notes
UT        Unlimited Tax


                                     4 & 5

                               MuniHoldings Insured Fund, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's      Face                                                                              Value
State               Ratings  Ratings     Amount                            Issue                                          (Note 1a)
====================================================================================================================================
Virginia--1.5%        BBB-     Baa3      $ 5,000  Pocahontas Parkway Association, Virginia (Route 895 Connector
                                                  Toll Road), Senior Series A, 5.50% due 8/15/2028                         $   5,004
====================================================================================================================================
                      Total Investments (Cost--$323,821)--98.4%                                                              330,625

                      Other Assets Less Liabilities--1.6%                                                                      5,219
                                                                                                                           ---------
                      Net Assets--100.0%                                                                                   $ 335,844
                                                                                                                           =========
====================================================================================================================================

                  (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
                  (b)   AMBAC Insured.
                  (c) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
                  (d)   FSA Insured.
                  (e)   MBIA Insured.
                  (f)   FGIC Insured.
                  *     Not Rated.
                  +     Highest short-term rating by Moody's Investors Service,
                        Inc.

                        See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ............................................................     84.6%
AA/Aa ..............................................................      6.3%
A/A ................................................................      5.8%
BBB/Baa ............................................................      1.5%
Other+ .............................................................      0.2%
--------------------------------------------------------------------------------
+     Temporary investments on short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of October 31, 1998
-----------------------------------------------------------------------------------------------------------------
Assets:              Investments, at value (identified cost--$323,821,143) (Note 1a)                 $330,624,590
                     Cash ...........................................................                      77,919
                     Receivables:
                       Securities Sold ..............................................  $  9,442,918
                       Interest .....................................................     5,915,853    15,358,771
                                                                                       ------------
                     Deferred organization expenses (Note 1f) .......................                      19,000
                     Other assets ...................................................                      11,152
                                                                                                     ------------
                     Total assets ...................................................                 346,091,432
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased .........................................     9,579,821
                       Dividends to shareholders (Note 1e) ..........................       300,931
                       Investment adviser (Note 1f) .................................       130,373
                       Offering costs (Note 2) ......................................        87,370    10,098,495
                                                                                       ------------
                     Accrued expenses and other liabilities .........................                     149,263
                                                                                                     ------------
                     Total liabilities ..............................................                  10,247,758
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets .....................................................                $335,843,674
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------
Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.10 per share (5,360 shares of
                       AMPS* issued and outstanding at $25,000 per share liquidation
                       preference) ..................................................                $134,000,000
                       Common Stock, par value $.10 per share (12,756,667 shares
                       issued and outstanding) ......................................  $  1,275,667
                     Paid-in capital in excess of par ...............................   188,593,948
                     Undistributed investment income--net ...........................     1,015,260
                     Undistributed realized capital gains on investments--net .......     4,155,352
                     Unrealized appreciation on investments--net ....................     6,803,447
                                                                                       ------------
                     Total capital--Equivalent to $15.82 net asset value per share
                     of Common Stock (market price--$15.375) ........................                 201,843,674
                                                                                                     ------------
                                                                                                     $335,843,674
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.


                                     6 & 7

                               MuniHoldings Insured Fund, Inc., October 31, 1998

STATEMENT OF OPERATIONS

                     For the Period May 1, 1998+ to October 31, 1998
=================================================================================================================
Investment           Interest and amortization of premium and discount earned .......                 $ 8,291,194
Income (Note 1d):
=================================================================================================================
Expenses:            Investment advisory fees (Note 2) ..............................  $  886,444
                     Commission fees (Note 4) .......................................     152,807
                     Professional fees ..............................................      24,892
                     Accounting services (Note 2) ...................................      22,494
                     Transfer agent fees ............................................      16,599
                     Custodian fees .................................................      12,825
                     Directors' fees and expenses ...................................      10,116
                     Listing fees ...................................................       7,796
                     Pricing fees ...................................................       4,005
                     Printing and shareholder reports ...............................       2,478
                     Amortization of organization expenses (Note 1f) ................       1,859
                     Other ..........................................................       8,622
                                                                                       ----------
                     Total expenses .................................................   1,150,937
                     Reimbursement of expenses (Note 2) .............................    (709,106)
                                                                                       ----------
                     Total expenses after reimbursement .............................                     441,831
                                                                                                      -----------
                     Investment income--net .........................................                   7,849,363
                                                                                                      -----------
=================================================================================================================
Realized &           Realized gain on investments--net ..............................                   4,155,351
Unrealized Gain      Unrealized appreciation on investments--net ....................                   6,803,448
on Investments--                                                                                      -----------
Net (Notes 1b,       Net Increase in Net Assets Resulting from Operations ...........                 $18,808,162
1d & 3):                                                                                              ===========
=================================================================================================================

                  +     Commencement of operations.

                        See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    For the Period
                                                                                                    May 1, 1998+ to
                     Increase (Decrease) in Net Assets:                                              Oct. 31, 1998
===================================================================================================================
Operations:          Investment income--net .........................................................  $  7,849,363
                     Realized gain on investments--net ..............................................     4,155,351
                     Unrealized appreciation on investments--net ....................................     6,803,448
                                                                                                       ------------
                     Net increase in net assets resulting from operations ...........................    18,808,162
                                                                                                       ------------
===================================================================================================================
Dividends to         Investment income--net:
Shareholders           Common Stock .................................................................    (4,702,592)
(Note 1e):             Preferred Stock ..............................................................    (2,131,511)
                                                                                                       ------------
                     Net decrease in net assets resulting from dividends to shareholders ............    (6,834,103)
                                                                                                       ------------
===================================================================================================================
Capital Stock        Proceeds from issuance of Common Stock .........................................   191,250,000
Transactions         Proceeds from issuance of Preferred Stock ......................................   134,000,000
(Notes 1f & 4):      Offering costs resulting from the issuance of Common Stock .....................      (296,790)
                     Offering and underwriting costs resulting from the issuance of Preferred Stock .    (1,183,600)
                                                                                                       ------------
                     Net increase in net assets derived from capital stock transactions .............   323,769,610
                                                                                                       ------------
===================================================================================================================
Net Assets:          Total increase in net assets ...................................................   335,743,669
                     Beginning of period ............................................................       100,005
                                                                                                       ------------
                     End of period* .................................................................  $335,843,674
                                                                                                       ------------
===================================================================================================================
                    *Undistributed investment income--net ...........................................  $  1,015,260
                                                                                                       ============
===================================================================================================================

                  +     Commencement of operations.

                        See Notes to Financial Statements.


                                     8 & 9

                               MuniHoldings Insured Fund, Inc., October 31, 1998

FINANCIAL HIGHLIGHTS


                     The following per share data and ratios have been derived
                     from information provided in the financial statements.                      For the Period
                                                                                                May 1, 1998+ to
                     Increase (Decrease) in Net Asset Value:                                     Oct. 31, 1998
===============================================================================================================
Per Share            Net asset value, beginning of period .........................................   $   15.00
Operating                                                                                             ---------
Performance:         Investment income--net .......................................................         .62

                     Realized and unrealized gain on investments--net .............................         .85
                                                                                                      ---------
                     Total from investment operations .............................................        1.47
                                                                                                      ---------
                     Less dividends to Common Stock shareholders:
                       Investment income--net .....................................................        (.37)
                                                                                                      ---------
                     Capital charge resulting from issuance of Common Stock .......................        (.02)
                                                                                                      ---------
                     Effect of Preferred Stock activity:++
                       Dividends to Preferred Stock shareholders:
                         Investment income--net ...................................................        (.17)
                         Capital charge resulting from issuance of Preferred Stock ................        (.09)
                                                                                                      ---------
                     Total effect of Preferred Stock activity .....................................        (.26)
                                                                                                      ---------
                     Net asset value, end of period ...............................................   $   15.82
                                                                                                      =========
                     Market price per share, end of period ........................................   $  15.375
                                                                                                      =========
===============================================================================================================
Total Investment     Based on market price per share ..............................................        5.02%+++
Return:**                                                                                             =========
                     Based on net asset value per share ...........................................        8.06%+++
                                                                                                      =========
===============================================================================================================
Ratios to Average    Expenses, net of reimbursement ...............................................         .27%*
Net Assets:***                                                                                        =========
                     Expenses .....................................................................         .71%*
                                                                                                      =========
                     Investment income--net .......................................................        4.87%*
                                                                                                      =========
===============================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of period (in thousands) .............   $ 201,844
                                                                                                      =========
                     Preferred Stock outstanding, end of period (in thousands) ....................   $ 134,000
                                                                                                      =========
                     Portfolio turnover ...........................................................      105.25%
                                                                                                      =========
===============================================================================================================
Leverage:            Asset coverage per $1,000 ....................................................   $   2,506
                                                                                                      =========
===============================================================================================================
Dividends Per        Series A--Investment income--net .............................................   $     384
Share on Preferred                                                                                    =========
Stock Outstanding:   Series B--Investment income--net .............................................   $     411
                                                                                                      =========
===============================================================================================================

                  *     Annualized.
                  **    Total investment returns based on market value, which
                        can be significantly greater or lesser than the net
                        asset value, may result in substantially different
                        returns. Total investment returns exclude the effects of
                        sales loads.
                  ***   Do not reflect the effect of dividends to Preferred
                        Stock shareholders.
                  +     Commencement of operations.
                  ++    The Fund's Preferred Stock was issued on May 19, 1998.
                  +++   Aggregate total investment return.

                        See Notes to Financial Statements.



                                    10 & 11

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on May 1, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on April 20, 1998, to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a


                                    10 & 11

                               MuniHoldings Insured Fund, Inc., October 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This change will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's shares were changed to capital at the time of issuance of the shares.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the period May 1, 1998 to October 31, 1998, FAM earned fees of $886,444, of which $628,889 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $80,217.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period May 1, 1998 to October 31, 1998 were $632,863,372 and $313,891,849, respectively.

Net realized gains for the period May 1, 1998 to October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ......................    $  4,046,095         $ 6,803,447
Financial futures contracts ................         109,256                  --
                                                ------------         -----------
Total ......................................    $  4,155,351         $ 6,803,447
                                                ============         ===========
--------------------------------------------------------------------------------

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $6,803,447, of which $7,045,996 related to appreciated securities and $242,549 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $323,821,143.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period May 1, 1998 to October 31, 1998 increased by 12,750,000 from shares sold.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1998 were as follows: Series A, 3.23% and Series B, 3.30%.

Shares issued and outstanding during the period May 1, 1998 to October 31, 1998 increased by 5,360 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period May 1, 1998 to October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $138,479 as commissions.

5. Subsequent Event:

On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072056 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.


                                    12 & 13

                               MuniHoldings Insured Fund, Inc., October 31, 1998

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MUS


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                       #HOLDINS--10/98

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